UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

VISTRA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(214) 812-4600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	VST	New York Stock Exchange NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 29, 2026, the Company held its Annual Meeting, at which a quorum was present. The final voting results regarding each proposal are set forth in the following tables.

Proposal One - Election of Directors - Voting results for Proposal One were as follows:

Scott B. Helm:

For	Against	Abstain	Broker Nonvotes
268,284,135	1,204,910	132,206	26,427,264

Hilary E. Ackermann:

For	Against	Abstain	Broker Nonvotes
264,452,593	5,042,235	126,423	26,427,264

Arcilia C. Acosta:

For	Against	Abstain	Broker Nonvotes
267,743,088	1,586,807	291,356	26,427,264

Gavin R. Baiera:

For	Against	Abstain	Broker Nonvotes
269,205,277	284,077	131,897	26,427,264

Paul M. Barbas:

For	Against	Abstain	Broker Nonvotes
267,629,809	1,848,590	142,852	26,427,264

James A. Burke:

For	Against	Abstain	Broker Nonvotes
269,285,474	204,155	131,622	26,427,264

Lisa Crutchfield:

For	Against	Abstain	Broker Nonvotes
267,713,838	1,776,429	130,984	25,793,966

Julie A. Lagacy:

For	Against	Abstain	Broker Nonvotes
266,884,346	2,607,494	129,411	25,793,966

John W. (Bill) Pitesa:

For	Against	Abstain	Broker Nonvotes
269,207,881	279,501	133,869	25,793,966

John R. (J. R.) Sult:

For	Against	Abstain	Broker Nonvotes
268,102,003	1,375,877	143,371	26,427,264

Robert C. Walters:

For	Against	Abstain	Broker Nonvotes
268,483,597	1,002,829	134,825	26,427,264

As a result, Scott B. Helm, Hilary E. Ackermann, Arcilia C. Acosta, Gavin R. Baiera, Paul M. Barbas, James A. Burke, Lisa Crutchfield, Julie A. Lagacy, John W. (Bill) Pitesa, John R. (J. R.) Sult, and Robert C. Walters were elected to the Board.

Proposal Two - Approval, on an Advisory Basis, of 2025 Named Executive Officer Compensation. Voting results were as follows:

For	Against	Abstain	Broker Nonvotes
261,024,789	8,309,496	286,966	26,427,264

As a result, the compensation of the named executive officers was approved on an advisory basis.

Proposal Three - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2026. Voting results were as follows:

For	Against	Abstain
288,487,158	7,437,594	123,763

As a result, the Company’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2026

VISTRA CORP.

	By:	/s/ Yuki Whitmire
	Name:	Yuki Whitmire
	Title:	Vice President, Associate General Counsel, and Corporate Secretary